Offerings - Offering: 1	Mar. 24, 2026 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 3,000,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 414.3
Offering Note

(1)
Estimated for purposes of calculating the amount of the filing fee only, this amount is based upon the Registrant’s offer to purchase up to $[3,000,000] in value of common shares, par value $0.001 per share. This calculation is based on the purchase of [1,000,000] shares of common stock, including the associated preferred share purchase rights attached thereto, at the maximum tender offer price of $[3.00] per share.

(2)
The Amount of Filing Fee calculated in accordance with Rule 0-11(b) of the Securities Exchange Act of 1934, as amended, equals $138.10 for each $1,000,000 of the value of the transaction. The Transaction Valuation set forth above was calculated for the sole purpose of determining the filing fee and should not be used for any other purpose.